UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

KANDI TECHNOLOGIES, CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates in its entirety the definitive Proxy Statement for Kandi Technologies, Corp. (the “Company”), which was filed with the Securities and Exchange Commission on November 30, 2011.

Due to administrative delays, the Company will be unable to hold its 2011 Annual Meeting of Shareholders on the previously established date, December 15, 2011. This Amendment is being filed solely to change the date of the 2011 Annual Meeting of Shareholders from December 15, 2011 to December 28, 2011. As a result of this change, our shareholders will begin receiving this Proxy Statement and Form of Proxy Card on or about December 7, 2011.

No other changes have been made to the original Proxy Statement.

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

December 2, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Kandi Technologies, Corp., a Delaware corporation, to be held at our executive offices, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 28, 2011, at 10:00p.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting.  Our directors and officers will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience.  This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy

Sincerely,

/s/ Hu Xiaoming

Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 28, 2011

NOTICE HEREBY IS GIVEN that the 2011 Annual Meeting of Stockholders of Kandi Technologies, Corp., a Delaware corporation, will be held at our principal executive officers, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 28, 2011, at 10:00p.m. local time, to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2012 Annual Meeting of Stockholders;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.
To transact such other business as properly may come before the annual meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement.  Stockholders of record at the close of business on November 18, 2011 are entitled to receive notice of and to vote at the 2011 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

Jinhua, Zhejiang Province, China
December 2, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 28, 2011:

WHETHER OR NOT YOU PLAN TO ATTEND THE 2011 ANNUAL MEETING, THE BOARD OF DIRECTORS ENCOURAGES YOUR PARTICIPATION IN THE 2011 ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.  PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTE YOUR SHARES BY TELEPHONE AT TOLL-FREE NUMBER LOCATED ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY BY VOTING YOUR SHARES IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 28, 2011

We are furnishing this Proxy Statement to the stockholders of Kandi Technologies, Corp., a Delaware corporation in connection with the solicitation, by the Board of Directors of Kandi Technologies, Corp. (the “Board”), of proxies to be voted at our 2011 Annual Meeting of Stockholders to be held at our executive offices, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 28, 2011, at 10:00p.m. local time, and at any adjournments or postponements of the meeting.

 When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “Kandi” refer to Kandi Technologies, Corp., a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about December 7, 2011.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2010, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com/483709.  Directions to our 2011 Annual Meeting of Stockholders are available by calling +86-579-8223-9856. Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

ABOUT THE 2011 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) or any postponement or adjournment of that meeting. The 2011 Annual Meeting  will held on December 28, 2011, at 10:00p.m. local time at our executive officers, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013.

Matters to be Considered and Voted Upon

At the 2011 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors and (ii) to ratify the selection of our independent registered public accounting firm. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board has established November 18, 2011 as the record date.  Only shareholders of shares of our common stock, par value $.001 per share, as of the record date are entitled to notice of, and to vote at, the 2011 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2011 Annual Meeting. As of the close of business on November 18, 2011, the record date, we had 27,445,600 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2011 Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2011 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2011 Annual Meeting. However, neither abstentions nor broker non-votes will be counted, and therefore will have no effect on the outcome on any of the proposals.

Assuming that  a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors.

Ratification of the selection of Albert Wong & Co. as our independent registered public accounting firm. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of Albert Wong & Co. as our independent registered public accounting firm.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you.  A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2011 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2011 Annual Meeting, vote by telephone using the toll-free number located on the proxy card or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2011 Annual Meeting and vote in person even if you have already voted by proxy.  Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

                  1.      To vote in person, come to the 2011 Annual Meeting and we will give you a ballot when you arrive.

                  2.      To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016. Our Board has selected each of Hu Xiaoming and Zhu Xiaoying to serve as proxies.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2011 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein and FOR ratification of the selection of Albert Wong & Co. as our independent registered public accounting firm. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2011 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2011 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2011 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2011 Annual Meeting in any of the following three ways:

                  1.      You may submit another properly completed proxy bearing a later date.

                  2.      You may send a written notice that you are revoking your proxy to Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

                  3.      You may attend the 2011 Annual Meeting and vote in person. However, simply attending the 2011 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2011 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2011 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2011 Annual Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the 2011 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2011 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2011 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2012 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2012 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before July 17, 2012.

Stockholders who intend to present a proposal at the 2012 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials for the 2012 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, in order to be included in the proxy statement for 2012 Annual Meeting, stockholder proposals must be received by us no earlier than August 17, 2012, but no later than September 16, 2012, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of Kandi, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Kandi, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2012 Annual Meeting should be addressed to Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

Voting Results of 2011Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us  within four (4) business days following the 2011 Annual Meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than eleven (10) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of seven (7) members. Each of our current directors will stand for re-election at the 2011 Annual Meeting. All the nominees, except for Henry Yu and Qian Jinsong, were previously elected by our stockholders. As reported on a Form 8-K, filed by the Company on February 1, 2011, Hu Wangyuan and Yao Zhengming, each of whom were previously elected by our stockholders at the 2010 Annual Meeting, resigned from the Board, and remaining members of the Board unanimously approved Fong Heung Sang and Qian Jinsong to fill the vacancies on the Board until their successors have been duly elected and qualified. As reported on a Form 8-K, filed by the Company on July 1, 2011, Mr. Fong, for personal reasons and not as a result of any disagreements on any corporate matters with the Company, resigned from the Board, and remaining members of the Board unanimously approved Henry Yu to fill the vacancy on the Board until his successor has been duly elected and qualified.

If elected as a director at the 2011 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2012 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  Biographical information regarding each of the nominees is set forth below.  No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected.  If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of November 28, 2011:

Name	Age	Position	Served From
Hu Xiaoming	54	Chairman of the Board, President and Chief Executive Officer	June 2007
Zhu Xiaoying	40	Chief Financial Officer, Director	June 2007
Zheng Mingyang (1), (2), (3)	57	Director (Independent)	June 2007
Qian Jingsong	50	Director	January 2011
Ni Guangzheng (2), (3)	72	Director (Independent)	November 2010
Jerry Lewin (1)	56	Director (Independent)	November 2010
Henry Yu (1),(2),(3)	57	Director (Independent)	July 2011

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

Biographical Information

Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in March 2002. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as the Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) the General Manager of the Wan Xiang Battery Company. Mr. Hu is an acclaimed scientist and inventor, owning, personally, 3 invention patents and 10 appearance design patents. Mr. Hu’s experience as our Chief Executive Officer and President, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director

Zhu Xiaoying joined the Company in September 2003, serving in various managerial roles. Ms. Zhu was appointed as our Chief Financial Officer and a director of the Company in June 2007. Prior to joining the Company, from September 2003 to November 2009, Ms. Zhu served as Chief Financial Officer of Zhejiang Kandi. From January 2000 to September 2003, Ms. Zhu served as the Accounting Manager for Zhejiang Yonkang Automobile Manufacture Co. Ms. Zhu received a bachelor’s degree in accounting from Hangzhou Electronic Engineering University. Ms. Zhu’s experience as our Chief Financial Officer and knowledge of current corporate finance and accounting techniques and market activities qualifies her to serve on our Board and led the Board to conclude that she should be nominated to serve another term as a director.

Zheng Mingyang was appointed as a director of the Company in June 2007. Prior to joining the Company, Mr. Zheng served as the Vice President of Yongkang Automobile Manufacture Co. from May 1992 to September 2003. Since March 2003, Mr. Zheng has served, and continues to serve, as the acting General Manager of Meng Deli Electric Appliance Company, Ltd. Since September 2003, Mr. Zheng has served, and continues to serve, as a director of Zhejiang Kandi Vehicles Company, Ltd. Mr. Zheng’s operational expertise, as well as his experience serving as an executive officer and director of other leading automobile manufacturers, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Qian Jingsong  was appointed as a director of the Company on January 31, 2011. In addition, since October 2009, Mr. Qian has served as Deputy General Manager of Zhejiang Kandi Vehicles Co. Ltd. Prior to joining the Company, from October 2006 to October 2009, Mr. Qian served in multiple capacities for Chery Karry Automobile, including Head of the Engineering Construction Group (2006-2007), Vice Manager of the Q21 Project (2007), Assistant General Manager of the Production Management and Integrated Management Departments (2007-2010). During his tenure at Chery Karry Automobile, Mr. Qian was in charge of quality assurance and participated in strategy, planning and product development work for Chery mini-cars.  From August 1999 to September 2006, Mr. Qian served as Deputy General Manager and Executive General Manager of Anhui Huayang Auto Manufacturing Co., LTD, where he oversaw technical improvement, product development, administrative personnel, and external affairs.  Mr. Qian received a degree in Professional Ordnance from the Aerospace Staff University in Nanjing, China in 1983. Mr. Qian’s experience in the automobile and mini-car industries and his expertise in quality assurance and planning and product development qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Ni Guangzheng was appointed as a director of the Company in November 2010. Mr. Ni is a permanent member of Chinese Society of Electrical Engineering, and, since 1998, has served as the Deputy Director of Technical Committee & Director of EV Research Institute of National ERC of Power Electronic Technology. Mr. Ni has extensive experience in the areas of electro-technical and electrical engineering. Mr. Ni has served as: Head of Department of Electrical Engineering at Zhejiang University (1994 to 1998), Deputy Director of Electro-technical Theory Committee of China Electro-Technical Society (1989 to 1993), Director of the National ERC of Power Electronic Technology (1996 to 1998) and  Deputy Director of the Large Electrical Machine Committee of Chinese Society of Electrical Engineering (1997 to 1999). Mr. Ni received his bachelors degree in electrical machine and a masters degree in Elcetro-technology theory from Xian Jiaotong University. Mr. Ni’s leadership skills and extensive engineering experience, as well as his electrical and technical expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Jerry Lewin was appointed as a director of the Company in November 2010. Jerry Lewin currently serves as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing 35 hotels throughout the North American continent. Mr. Lewin has been with Hyatt since 1987. In his capacity as Senior Vice President,  Mr. Lewin supervises a number of areas, including finance, sales and marketing, public relations, customer service, engineering, and human resources. Mr. Lewin serves as a member of the Hyatt Hotels Corporation’s Managing Committee and sits on the board of directors of the New York City Hotel Association.  Since July 2009, Mr. Lewin has served as a director and a member of the audit committee of EFT Biotech Holdings, Inc. Mr. Lewin currently serves as  the President of the New York Law Enforcement Foundation and as the Chairman of the board of directors of the NY State Troopers PBA Signal 30 Fund.  Mr. Lewin has served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas.  Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin’s leadership skills and extensive management experience qualifies him to serve on our board and led the Board to conclude that he should be nominated to serve another term as a director.

Henry Yu was appointed as a director of the Company on July 1, 2011. Mr. Yu serves as Senior Vice President of the East West Bank. Prior to his current position, Mr. Yu served as the President of Shanghai Bosun Capital Advisors in Shanghai, China from January to June 2011. From January 2008 to December 2010, Mr. Yu served as a senior manager of Standard Chartered Bank in China. From November 1999 to December 2007, Mr. Yu served as Managing Director of Global Trade Solutions of SunTrust Bank in Atlanta, Georgia. From January 1995 to November 1999, Mr. Yu served as senior manager of Comerica Bank in Chicago, Illinois. From May 1990 to December 1994, Mr. Yu was a senior manager of National City Bank in Cleveland, Ohio. Currently, Mr. Yu serves as Chair of the Advisory Board of the National Association of Chinese-Americans and serves as an Advisor to China’s Federation of Overseas Chinese. Since 2009, Mr. Yu has served as an International Advisor to Sichuan University Suzhou Institute, and, since 2004, Mr. Yu has served on the Foundation Board Trustee of Georgia Perimeter College. From 2003 to 2007, Mr. Yu held Series 7 and 62 Certifications from the Financial Industry Regulatory Authority. Mr. Yu received his Bachelor of Arts degree in Economics from the University of Michigan in 1978 and his MBA in Finance from the University of Detroit in 1980. Mr. Yu’s leadership skills and extensive financial experience qualifies him to serve on our board and led the Board to conclude that that he should be nominated as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors.  There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Albert Wong & Co. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2011 Annual Meeting. Albert Wong & Co. has served as our independent registered public accounting firm since June 26, 2009 and is considered by our Audit Committee to be well qualified. We are asking our stockholders to ratify the selection of Albert Wong & Co. as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Albert Wong & Co. to our stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of Albert Wong & Co., the Audit Committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Albert Wong & Co. will not be present at the 2011 Annual Meeting.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”  THE APPROVAL AND RATIFICATION OF ALBERT WONG & CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2011.

Changes in Accountant

As previously disclosed in our proxy statement for fiscal year 2009, effective on June 26, 2009, the Board, upon the Audit Committee’s recommendation, (i) dismissed Weinberg & Company P.A., as the Company’s independent registered public accounting firm and (ii) approved the appointment and engagement of Albert Wong & Co. as the Company’s new independent registered public accounting firm.

The audit reports of Weinberg & Company P.A. on our financial statements for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s past two fiscal years and through the subsequent interim period preceding Weinberg & Company P.A.’s  there (i) were no disagreements between us and Weinberg & Company P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Weinberg & Company P.A.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. During our two fiscal years and subsequent interim period preceding June 26, 2009, neither the Company, nor anyone acting on its behalf, consulted with Albert Wong & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. We provided Weinberg & Company P.A. with a copy of the disclosures we included in our Current Report on Form 8-K reporting its dismissal, filed July 2, 2009, and Weinberg & Company P.A. furnished us with a letter filed as an exhibit to the filed Form 8-K stating that Weinberg & Company P.A. agreed with the above statements that we made in that Form 8-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our principal accountant, Albert Wong & Co., and Weinberg & Company, P.A. for the years ended December 31, 2010 and 2009 respectively:
	2010	2009
Audit Fees	$104,850	$85,000
Audit Related Fees	$18,000	$-
All Other Fees	$11,950	$8,000
TOTAL FEES	$134,800	$93,000

Fees for audit services include fees associated with the annual audit and reviews of our quarterly reports, as well as services performed in conjunction with our filing of the registration statement on Form S-8. Audit-Related Fees were for services associated with the restatement of our financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services, to be provided by the independent registered public accounting firm to the Company. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by the independent registered public accounting firm, and the Company’s management may present additional services for approval.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Albert Wong & Co. to the Company are permissible under any applicable laws and regulations. During fiscal year 2010, all services performed by Albert Wong & Co. were approved in advance by the Audit Committee in accordance with the pre-approval policy.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Mr. Hu has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2007. Our Board continues to believe there are important advantages to Mr. Hu serving in both roles at this time. Mr. Hu is the director most familiar with our  business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Hu provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders.  Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

 The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Jerry Lewin, Zheng Mingyang, Henry Yu and Ni Guangzheng meets the independence requirements and standards currently established by NASDAQ.  All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2010 fiscal year, our independent directors met 1 time in a regularly scheduled executive session at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2010, the Board held 2 meetings and acted through unanimous consent on 6 different occasions. In addition, the Audit Committee held 4 meetings; the Nominating and Corporate Governance Committee held 1 meeting; and the Compensation Committee held 1 meeting. During the year ended December 31, 2010, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.  All of our then sitting Board members all attended the 2010 Annual Meeting.

 Audit Committee

The Audit Committee currently consists of Henry Yu (Chairman), Jerry Lewin and Zheng Mingyang, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2010, Yao Zhengming served as chairman of our the Audit Committee. The Board determined that Mr. Yao qualified as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2). As a result of Mr. Yao’s decision to resign from our Board, effective January 31, 2011, the Company unanimously appointed Fong Heung Sang to replace Mr. Yao as a member of the Board, the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and as Chairman of the Audit Committee. The Board determined that Mr. Fong qualified as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2). As a result of Mr. Fong’s decision to resign from our Board, effective June 30, 2011, the Company unanimously appointed Mr. Yu to replace Mr. Fong as a member of the Board, the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and as Chairman of the Audit Committee. The Board determined that Mr. Yu qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2). In addition, as set forth in our Annual Report on Form 10-K for fiscal year ended December 31, 2010, the Board determined that Mr. Lewin also qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2)

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee operates under a written charter,  a copy of which was filed as an exhibit to a Current Report on Form 8-K, filed November 5, 2007. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, The Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

Compensation Committee

The Compensation Committee currently consists of Zheng Mingyang (Chairman), Henry Yu and Ni Guangzheng, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2010, Zheng Mingyang served as chairman of the Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees.  The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NASDAQ Capital Market and SEC rules and regulations.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ni Guangzheng (Chairman), Henry Yu and Zheng Mingyang, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2010, Mr. Ni served as chairman of the Compensation Committee.  The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates under a written charter,  a copy of which was filed as an exhibit to a Current Report on a Form 8-K, filed November 5, 2007. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In evaluating candidates for potential director nomination, the Nominating Committee will consider, among other things, candidates who are independent, if required, who possess personal and professional integrity, who have good business judgment, who have relevant business and industry experience, education and skills, and who would be effective as directors in collectively serving the long-term interests of our stockholders in light of the needs and challenges facing the Board at the time. The Nominating Committee uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

Hu Wangyuan, the son of our Chairman of the Board, President and Chief Executive Officer, Hu Xiaoming, no longer serves as an officer or director of the Company; however, in fiscal year 2010, Mr. Wangyuan served as a Vice President and a director of the Company.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Kandi Technologies, Corp., at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer.  A current copy of our Code of Ethics is included as an exhibit to a Form 8-K filed, November 5, 2007. A copy of our Code of Ethics will be provided to you without charge upon written request to Hu Xiaoming, Chief Executive Officer, Kandi Technologies, Corp., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of November 21, 2011 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors and named executive officers;

•	each of our officers and directors that served in such capacity during 2010, but no longer served in that capacity at the end of the fiscal year; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities.  Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class
Excelvantage Group Limited (3)	12,000,000	(1)	43.72%
Hu Xiaoming	12,285,170	(2)	44.76%
Zhu Xiaoying	173,330		*
Henry Yu	5,000		*
Jerry Lewin	5,000		*
Fong Heung Sang	6,666		*
Zheng Mingyang	6,670		*
Yao Zhengming	6,670		*
Qian Jingsong	–		*
Qian Min	–		*
Hu Wangyuan	–		*
Ni Guangzheng	–		*
All executive officers and directors as a group (11 persons)	12,488,506		45.50%

*      Less than one percent (1%) of outstanding shares.

(1)
On March 29, 2010, Hu Xiaoming, the Company’s Chief Executive Officer, President and Chairman of the Board, became the sole stockholder of Excelvantage Group Limited. Through his position as the sole stockholder in Excelvantage Group Limited, Mr. Hu has the power to dispose of or direct the disposition of the shares of common stock he owns in Excelvantage Limited Group. As a result, Mr. Hu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of common stock.

(2)
Includes (i) 285,170 shares owned directly by Mr. Hu and (ii) 12,000,000 shares owned by Excelvantage Group Limited. As reflected in footnote 1, Mr. Hu may be deemed to be the beneficial owner of these shares.

(3)	Principal offices located at Jinhua City Industrial Zone, Jinhua City, Zhejiang Province, China 321016.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2010 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Zheng Mingyang	$0	–	$5,289	–	–	–	$5,289

Yao Zhengming	$0	–	$5,289	–	–	–	$5,289

Ni Guangzheng	$626(3)	–	–	–	–	–	$626

Hu Wangyuan	$1,875	–	$132,236	–	–	–	$134,111

Qian Min	$0	–	$5,289	–	–	–	$5,289

Fong Heung Sang	$0	–	$5,289	–	–	–	$5,289

Jerry Lewin	$4,000(3)	–	–	–	–	–	$4,000

(1)
The amounts in these columns represents the aggregate grant date fair value of stock option awards granted to our non-employee directors during fiscal year ended December 31, 2010, in accordance with ASC Topic 718. On February 11, 2009, the Compensation Committee and the Board approved the grant of stock options for 2,600,000 shares of common stock to certain executive officers and directors of the Company. The stock options vest ratably over three years and expire in ten years from the grant date. The grant date fair value of each stock option awarded was $0.79.

(2)
In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Certain directors receive a monthly Board fee as follows: (i) Ni Guangzheng receives a monthly fee of RMB 2,000 (approximately $313); (ii) Jerry Lewin receives a monthly fee of $2,000; (iii) Hu Wangyuan receives a monthly fee of RMB 1,000 (approximately $156.25); and (iv) Fong Heung Sang receives a monthly fee of $2,500.  The Company did not pay a monthly fee to Qian Min, Yao Zhengming or Zheng Mingyang. The aggregate number of stock options outstanding, as of December 31, 2010, for each of the directors were as follows:

Options
Zheng Mingyang	13,330
Yao Zhengming	13,330
Ni Guangzheng	0
Hu Wangyuan	333,330
Qian Min	13,330
Fong Heung Sang	13,330
Jerry Lewin	0

(3)	Appointed to the Board in November 2010; therefore, reported compensation reflects two months of fees for fiscal year ended December 31, 2010.

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Hu Xiaoming	54	Chairman of the Board, President and Chief Executive Officer
Zhu Xiaoying	40	Chief Financial Officer

Summary Compensation Table

            The following table summarizes the compensation earned during the years ended December 31, 2010 and 2009, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2010 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2010.  The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hu Xiaoming (1)	2010	$29,504	—	—	$193,954	—	—	—	$223,458
CEO, President and Chairman of the Board	2009	$26,312	—	—	$355,582	—	—	—	$381,894

Zhu Xiaoying (2)	2010	$22,128	—	—	$126,070	—	—	—	$148,198
CFO	2009	$17,542	—	—	$231,128	—	—	—	$248,670
(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.
(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.
(3)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year

Narrative to Summary Compensation Table

In fiscal 2010, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers (“NEOs”), for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary. In reviewing the compensation of our NEOs, the Compensation Committee reviews compensation practices within our industry, as well as the NEO’s background and experience within our industry, to determine appropriate market-based compensation levels for base annual salary and long-term incentives. The Compensation Committee evaluation takes into account the individual’s performance, responsibilities of the position, adherence to our core values, experience, and external market conditions and practices. In addition, we believe it is a customary and competitive practice to include an equity-based element of compensation to the overall compensation package for NEOs. We believe that a significant portion of the compensation paid to our NEOs should be performance-based and therefore at risk Awards made are granted under the Kandi Technologies, Corp. Omnibus Long-Term Incentive Plan (the “Plan”).

Omnibus Long-Term Incentive Plan (“LTIP”) - Equity Compensation

At our 2008 Annual Meeting, our stockholders approved the adoption of the Plan, authorizing the issuance of 4,000,000 shares available under the Plan.  As of December 31, 2010, 2,600,000 shares had been granted under the Plan. The Plan is intended to enhance the Company’s and its affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options. The stock options vest ratably over three years and expire in ten years from the grant date.

The Compensation Committee, in its sole discretion, designates whom is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option may be exercised more than ten years after the date the option is granted.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table sets forth information regarding all unexercised, outstanding equity awards held, as of December 31, 2010, by those individuals who served as our named executive officers during any part of fiscal year 2010.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(4)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($ )	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hu Xiaoming(1)(3)	—	—	533,330	$0.80	2/11/2019	—	—	—	$426,664

Zhu Xiaoying(2)(3)	—	—	346,670	$0.80	2/11/2019	—	—	—	$277,336

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.
(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.
(3)
On February 11, 2009, the Compensation Committee and the Board approved the grant of stock options for 2,600,000 shares of common stock to certain executive officers and directors of the Company. The stock options vest ratably over three years (on the anniversary of the grant date) and expire in ten years from the grant date. The grant date fair value of each stock option awarded was $0.79.  Mr. Hu was granted 800,000 stock options, of which 266,670 have been exercised. Ms. Zhu was granted 520,000 stock options, of which 173,330 have been exercised.

(4)
Per the individual agreements negotiated between the Company and Mr. Hu and Ms. Zhu, respectively, the stock options have an exercisable price of $0.80; however, the grant date fair value of each stock option awarded (calculated in accordance with FASB Topic 718) is $0.79.

Employment Agreements

We have employment agreements with our named executive officers; however, the salary for our named executive officers may be changed at the discretion of our Board. Mr. Hu Xiaoming’s employment agreement provides for an annual salary of RMB 180,000. Ms. Zhu Xiaoying’s employment agreement provides for an annual salary of RMB 120,000. Both employment agreements are for ten year terms, ending June 9, 2014.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the remaining portion of the executive officer’s salary. Upon termination, any unvested or unexercised stock options are forfeited.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A. This report is provided by the following directors, who currently comprise the Compensation Committee.

Zheng Mingyang (Chairman)
Henry Yu
Ni Guangzheng
November 30, 2011

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board must approve all related party transactions. All material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

In connection with the share exchange transaction, which took place on June 29, 2007, between Stone Mountain Resources, Inc., a Delaware corporation (“Stone Mountain”), Continental Development Ltd, a Hong Kong corporation, and ExcelVantage Group Limited, a British Virgin Islands company, certain of the expenses incurred in the United States in connection with the transaction were paid on behalf of Stone Mountain by Ever Lotts Investment Limited (“ELIL”), an entity set up for this purpose by certain shareholders of Stone Mountain. As of December 31, 2010 and 2009, ELIL had paid $841,251 and $841,251, respectively, for expenses in connection with the share exchange transaction.

The following table lists the amount due to related party as of December 31, 2010 and 2009. There is no transaction with related party occurred within the fiscal year of 2010.
	2010	2009
ELIL	$841,251	$841,251
Total due to related party	$841,251	$841,251

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2010, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2010. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process.  The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors' independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC and the Board approved that recommendation.

Henry Yu (Chairman)
Jerry Lewin
Zheng Mingyang

November 30, 2011

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before July 17, 2012. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Attn: Zhu Xiaoying, Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016. You may also access these filings at our web site under the investor relations link at www.kanditechnologies.com.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the SEC pursuant to the 1934 Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Kandi Technologies, Corp., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2011 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2011 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

December 2, 2011	/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board, President and Chief Executive Officer

FORM OF PROXY

KANDI TECHNOLOGIES, CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 28, 2011

The undersigned hereby appoints Hu Xiaoming and Zhu Xiaoying, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies, Corp. (the “Company”), at its 2011 Annual Meeting of Stockholders to be held at our principal executive offices, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, 310013 China at 10:00p.m. local time, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR RATIFICATION AND APPOINTMENT OF ALBERT WONG & CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 28, 2011:

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2010 are available at https://materials.proxyvote.com/483709.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	ELECTION OF DIRECTORS.

The Board of Directors recommends that you vote FOR ALL of the following:

Nominees

01 – Hu Xiaoming	02 – Zhu Xiaoying	03 – Zheng Mingyang

04 – Qian Jingsong	05 – Ni Guangzheng	06 – Jerry Lewin	07 – Henry Yu

☐ FOR all nominees, listed above (except as specified below).
☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	RATIFICATION OF ALBERT WONG & CO. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2011 :

The Board of Directors recommends you vote FOR the following proposal:

Ratification of appointment of Albert Wong & Co. as independent registered public accounting firm

☐ FOR ratification of the independent accounting firm.
☐ AGAINST ratification of independent accounting firm.
☐ ABSTAIN.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE
NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED HERE:

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)
	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐	.

Please sign exactly as name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date